EXHIBIT 23.1

CONSENT OF COUNSEL

We hereby consent to the reference to us in the Prospectus constituting part of this Form S-1 Registration Statement for Millennium Group World Incorporated under the caption “Legal Matters.”

/s/ CARL N. DUNCAN, ESQ., LLC

Bethesda, Maryland
December 12, 2008